SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2005

DAVI SKIN, INC.
---------------------------
(Exact name of registrant as specified in its charter)

NEVADA	001-14297	86-0907471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

301 North Canon Drive, Suite #328
Beverly Hills, California 90210
(Address of Principal Executive Offices)

(310) 205-9907
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 -- REGISTRANT’S BUSINESS AND OPERATIONS

None

SECTION 2 - FINANCIAL INFORMATION

None

SECTION 3 - SECURITIES AND TRADING MARKETS

None

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review. Our board of directors, upon the advice and recommendation of our accountants, determined that we should reclassify certain items and expenses reflected in our past financial reports. The net effect on these reports is discussed below as these changes impact the information we reported in our form 10KSB for the year ended 2004 and our interim quarterly reports for the quarters ended March 31, 2005 and June 30, 2005.

1.  On the Statement of Stockholders’ Equity, the Company erroneously grouped entries relating to the issuance of stock options to outside consultants with other stock issuances during the same period. Corrections have been made to properly present this item. The correction had no effect on total shares issued, additional paid in capital, or total stockholders’ equity. The correction also had no effect on net loss or related per share amounts.

2. On the Statement of Cash Flows, the Company erroneously listed changes in notes payable as an operating activity instead of a financing activity. Corrections have been made to properly present this item. The correction increased cash used by operation activities as well as increased cash provided by financing activities in the amount of $210,500. The correction had no effect on net loss or related per share amounts.

3.  The Company erroneously recorded prepaid consulting expense as an expense when it should have been amortized over the life of the contract. Corrections have been made to properly classify the unamortized portion of the contract as an equity item, since stock was issued as consideration for the contract, and remove the unamortized portion of the contract from the statement of operations. The correction decreased net loss and decreased Stockholders’ Equity by $114,584.

4.  The Company erroneously recorded an accumulated deficit in stockholders’ equity as a reduction to additional paid in capital. Corrections have been made to properly classify the accumulated deficit. The correction increased additional paid in capital and decreased accumulated deficit by$198,053. The correction had no effect on net loss or related per share amounts.

These matters were discussed and agreed upon with our auditors.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

None

SECTION 6 - ASSET BACKED SECURITIES

None

SECTION 7 - REGULATION FD

None

SECTION 8 - OTHER EVENTS

None

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVI SKIN, INC.

/s/ Margaret Robley
Margaret Robley, Chief Financial Officer

Date: February 24, 2006